SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2009

SkyPostal Networks, Inc.

(Exact name of registrant as specified in Charter)

Nevada	000-52137	27-0005846
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

7805 NW 15th Street

Miami, FL 33126

(Address of Principal Executive Offices)

(305) 599-1812

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 3, 2009, SkyPostal Networks, Inc. issued a press release announcing the Company’s acquisition of Colombia based Logistics Enterprises .  The entire text of the press release is furnished as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press release dated March 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyPostal Networks, Inc.
(Registrant)

By:	/s/ Albert P. Hernandez
Albert P. Hernandez
Chief Executive Officer

Date: March 3, 2009